Vanguard Growth Equity Fund
Summary Prospectus

January 28, 2011

Investor Shares for Participants

Vanguard Growth Equity Fund Investor Shares (VGEQX)

The Fund’s statutory Prospectus and Statement of Additional Information dated
January 28, 2011, and financial highlights information from the most recent shareholder report are incorporated into and made part of this Summary
Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also get this information at no cost by calling 800-662-7447 or by sending an e-mail request to
online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Summary

Investment Objective
The Fund seeks to provide long-term capital appreciation.

Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.48%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.51%

Example

The following example is intended to help you compare the cost of investing in the
Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$52	$164	$285	$640

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48%.

Primary Investment Strategies
The Fund invests mainly in mid- and large-capitalization stocks of U.S. companies. The
Fund’s advisors look for companies with stocks that are believed to have strong earnings growth potential and to be reasonably valued at the time of their purchase.
The Fund uses multiple investment advisors.

Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund’s performance could be hurt by:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

• Investment style risk, which is the chance that returns from mid- and large-
capitalization growth stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

• Manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Growth Equity Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 17.42% (quarter ended June 30, 2003), and the lowest return for a quarter was
–26.13% (quarter ended March 31, 2001).

Average Annual Total Returns for Periods Ended December 31, 2010
	1 Year	5 Years	10 Years
Vanguard Growth Equity Fund Investor Shares	17.21%	1.21%	–1.75%
Russell 1000 Growth Index
(reflects no deduction for fees or expenses)	16.71%	3.75%	0.02%

Investment Advisors
Baillie Gifford Overseas Ltd.

Jennison Associates LLC

Portfolio Managers

Mick Brewis, Head of North American Investment Team and Partner of Baillie Gifford. He
has managed a portion of the Fund since 2008.

Kathleen A. McCarragher, Managing Director and Head of Growth Equity of Jennison.
She has managed a portion of the Fund since 2009.

Tax Information
The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan
Description, or your tax advisor about the tax consequences of plan withdrawals.

Payments to Financial Intermediaries
The Fund and its investment advisors do not pay financial intermediaries for sales of
Fund shares.

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Vanguard Growth Equity Investor Shares—Fund Number 544

© 2011 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
                                                                                                         SPI 544 012011